U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2014

YUMMY FLIES, INC.
 (Exact name of small business issuer as specified in its charter)

Colorado	000-54888	20-8496798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1848 South Lamar Ct.
Lakewood, CO 80232
(Address of principal executive offices)

(303) 619-2503
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On November 30, 2013, we received notice that the firm of Ronald R. Chadwick, P.C. (“RRC”), our independent accountant who audited our financial statements beginning at our inception date of December 26, 2005 through our fiscal year ended December 31, 2011, December 31, 2012 and December 31, 2013, resigned due to the retirement of Mr. Chadwick.  RRC had audited our financial statements for the fiscal years ended December 31, 2009, 2010, 2011 and 2012 and reviewed our financial statements for the related interim periods,

In connection with the audit of our financial statements as of and for the fiscal years ended December 31, 2009, 2010, 2011 and 2012 and 2010, there were no disagreements with RRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of RRC, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of RRC on our financial statements as of and for the years ended December 31, 2009, 2010, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the years ended December 31, 2009, 2010, 2011 and 2012, which stated as follows:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered a loss from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that RRC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective March 14, 2014, we retained the firm of Cutler & Co., LLC (“Cutler”), to audit our financial statement for our fiscal year ending December 31, 2013, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2013.  This change in independent accountants was approved by our Board of Directors.  There were no consultations between us and Cutler prior to their appointment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Ronald R. Chadwick P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2014	YUMMY FLIES, INC. (Registrant) By: /s/ Gary Okizaki
Gary Okizaki, Chief Executive Officer